INCOME TAX	12 Months Ended
Dec. 31, 2025
INCOME TAX
INCOME TAX
13.	INCOME TAX

	Year ended December 31
Reconciliation of effective tax rate	2025	2024

Net loss	$(104,366)	$(36,149)
Total income tax expense	367	65
Loss excluding income tax	(103,999)	(36,084)
Income tax recovery using the Company's domestic tax rate	(28,079)	(9,743)
Non-deductible expenses and other	398	61
Change in tax rates	–	–
Deferred income tax assets not recognized	27,314	9,617
	$(367)	$(65)

The Company's domestic tax rate for the year was 27% (2024 – 27%).

	Year ended December 31
Deferred income tax assets (liabilities)	2025	2024

Tax losses	$2,113	$1,908
Net deferred income tax assets	2,113	1,908
Resource property/investment in Pebble Partnership	(2,113)	(1,908)
Net deferred income tax liability	$–	$–

The Group had the following temporary differences on December 31, 2025, in respect of which no deferred tax asset has been recognized:

		Resource
Expiry	Tax losses	pools	Other
Within one year	$–	$–	$–
One to five years	–	–	357
After five years	365,708	–	–
No expiry date	39,111	93,724	84,817
Total	$404,819	$93,724	$85,174

The Group has net operating tax losses in the US totaling $39.1 million that can be only utilized to a maximum of 80% of taxable income.

The Group has taxable temporary differences in relation to investments in foreign subsidiaries or branches of $7.4 million (2024 – $6.7 million) which has not been recognized because the Group controls the reversal of liabilities, and it is expected it will not reverse in the foreseeable future.